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                                                                      EXHIBIT 99


                                  CERTIFICATION

      PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         I, James E. Hogue, as Chairman of the Board and Chief Executive Officer of Wiltex A, Inc., (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the accompanying Form 10-K report for the period ending December 31, 2002 as filed with the U. S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.


                                    By: /s/ JAMES E. HOGUE
                                        ------------------------------------
                                        James E. Hogue
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

Date:  June 27, 2003